UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

 _______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 25, 2024

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ENGlobal Corporation
(Exact name of registrant as specified in its charter)

Nevada	001-14217	88-0322261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11740 Katy Fwy – Energy Tower III, 11th floor Houston, TX	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 281-878-1000

________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ENG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.05 Material Cybersecurity Incidents.

On November 25, 2024, ENGlobal Corporation (the “Company”) became aware of a cybersecurity incident.  The preliminary investigation has revealed that a threat actor illegally accessed the Company’s information technology (“IT”) system and encrypted some of its data files.  Upon detecting the unauthorized access, the Company immediately took steps to contain, assess and remediate the cybersecurity incident, including beginning an internal investigation, engaging external cybersecurity specialists, and restricting access to its IT system.

As a result of these and other measures, and while the investigation and remediation efforts remain ongoing, access to the Company’s IT system is limited to essential business operations. The timing of restoration of full access to the Company’s IT system remains unclear as of the date of this filing. The Company has not yet determined whether the cybersecurity incident is reasonably likely to materially impact the Company’s financial condition or results of operations.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements address the Company’s expectations or beliefs regarding future events, actions or performance, including the containment, assessment and remediation of the cybersecurity incident, the restoration of full access to the Company’s IT system and the impact on the Company, including its financial condition and results of operations. Factors that could affect future developments and performance include the completion of the Company’s investigation, the possibility that containment and remediation may not be successful and other risk factors contained in the Company’s Annual Report on Form 10-K for the year ended December 30, 2023, subsequent Quarterly Reports on Form 10-Q and other documents that the Company has filed with the Securities and Exchange Commission.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENGlobal Corporation
(Registrant)

December 2, 2024	/s/ Darren W. Spriggs
(Date)	Darren W. Spriggs, Chief Financial Officer, Treasurer and Corporate Secretary

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